                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                        41-1592157
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                     55479
(Address of principal executive offices)                   (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          -----------------------------

                               TEMPUR-PEDIC, INC.
                           TEMPUR PRODUCTION USA, INC.
               (Exact name of obligor as specified in its charter)

KENTUCKY                                                   61-1187378
VIRGINIA                                                   61-1368322
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky                                        40511

4700 Boone Trail Road South

Duffield, Virginia                                         24244
(Address of principal executive offices)                   (Zip code)
                          -----------------------------
                   10 1/4% Senior Subordinated Notes due 2010
                       (Title of the indenture securities)
================================================================================



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Item 1.  General Information.  Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency
            Treasury Department
            Washington, D.C.

            Federal Deposit Insurance Corporation
            Washington, D.C.

            The Board of Governors of the Federal Reserve System
            Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16. List of Exhibits. ist below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

          Exhibit 1.  a.   A copy of the Articles of Association of the
                           trustee now in effect.***

          Exhibit 2.  a.   A copy of the certificate of authority of the trustee
                           to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                           National Bank of Minneapolis.*

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                      d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                      e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                      f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

          Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

          Exhibit5.    Not applicable.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7.   Consolidated Reports of Condition attached.

          Exhibit 8.   Not applicable.

          Exhibit 9.   Not applicable.







          * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 18th day of September, 2003.

                                         WELLS FARGO BANK MINNESOTA,
                                         NATIONAL ASSOCIATION


                                         By: /s/ Joseph P. O'Donnell
                                             -----------------------------------
                                                 Joseph P.O'Donnell
                                                 Corporate Trust Officer

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                                    EXHIBIT 6

September 18, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                         Very truly yours,

                                         WELLS FARGO BANK MINNESOTA,
                                         NATIONAL ASSOCIATION


                                         By: /s/ Joseph P. O'Donnell
                                             -----------------------------------
                                                 Joseph P. O'Donnell
                                                 Corporate Trust Officer

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                                   EXHIBIT 7

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
 at the close of business June 30, 2003, filed in accordance with 12 U.S.C.
                       (Section) 161 for National Banks.

                                                                                                                  Dollar Amounts
                                                                                                                     In Millions
                                                                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                                          $ 1,820
         Interest-bearing balances                                                                                        63
Securities:
         Held-to-maturity securities                                                                                       0
         Available-for-sale securities                                                                                 1,865
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                                       10,646
         Securities purchased under agreements to resell                                                                 117
Loans and lease financing receivables:
         Loans and leases held for sale                                                                               20,213
         Loans and leases, net of unearned income                                                    18,159
         LESS: Allowance for loan and lease losses                                                      283
         Loans and leases, net of unearned income and allowance                                                       17,876
Trading Assets                                                                                                           440
Premises and fixed assets (including capitalized leases)                                                                 148
Other real estate owned                                                                                                    6
Investments in unconsolidated subsidiaries and associated companies                                                        0
Customers' liability to this bank on acceptances outstanding                                                              17
Intangible assets
         Goodwill                                                                                                        291
         Other intangible assets                                                                                          11
Other assets                                                                                                           1,380
                                                                                                                  ----------
Total assets                                                                                                         $54,893
                                                                                                                  ==========

LIABILITIES
Deposits:
         In domestic offices                                                                                         $36,876
                Noninterest-bearing                                                                  24,165
                Interest-bearing                                                                     12,711
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                 4,858
                Noninterest-bearing                                                                       1
                Interest-bearing                                                                      4,857
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                                   1,391
         Securities sold under agreements to repurchase                                                                  286

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
                                                                                                                  Dollar Amounts
                                                                                                                    In Millions
                                                                                                                  --------------
Trading liabilities                                                                                                       50
Other borrowed money
        (includes mortgage indebtedness and obligations under capitalized leases)                                      6,718
Bank's liability on acceptances executed and outstanding                                                                  18
Subordinated notes and debentures                                                                                          0
Other liabilities                                                                                                      1,192
                                                                                                                   ---------
Total liabilities                                                                                                    $51,389
                                                                                                                   =========

Minority interest in consolidated subsidiaries                                                                             0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                              0
Common stock                                                                                                             100
Surplus (exclude all surplus related to preferred stock)                                                               2,134
Retained earnings                                                                                                      1,208
Accumulated other comprehensive income                                                                                    62
Other equity capital components                                                                                            0
                                                                                                                   ---------
Total equity capital                                                                                                   3,504
                                                                                                                   ---------
Total liabilities, minority interest, and equity capital                                                             $54,893
                                                                                                                   =========


I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                 Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson